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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
INTERLEUKIN GENETICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

PROXY STATEMENT
April 29, 2004

Dear Stockholder,

        We cordially invite you to attend our 2004 annual meeting of stockholders to be held at 9:00 a.m. on Monday, June 7, 2004 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, Massachusetts 02111. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Interleukin Genetics, Inc. that you should consider when you vote your shares.

        When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,
/s/ Philip R. Reilly
PHILIP R. REILLY CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

TIME:	9:00 a.m.
DATE:	June 7, 2004
PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center, Boston, Massachusetts 02111
PURPOSES:
1.
To re-elect Philip R. Reilly to serve on the Board of Directors until the 2007 Annual Meeting or until his successor is elected and has qualified.

2.
To approve the 2004 Employee, Director and Consultant Stock Plan and the reservation of 2,000,000 shares of common stock for grants of stock and stock options under the Plan.

3.
To ratify the appointment of Grant Thornton LLP as the company's independent public accountants for the fiscal year ending December 31, 2004.

4.
To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

  You may vote if you were the record owner of Interleukin Genetics, Inc. stock at the close of business on April 23, 2004. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Philip R. Reilly
PHILIP R. REILLY CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

TABLE OF CONTENTS

Page
General Information About the Annual Meeting	1
Security Ownership of Certain Beneficial Owners and Management	5
Change of Control	7
Management	10
Executive Compensation	14
Report of the Compensation Committee on Executive Compensation	21
Report of the Audit Committee	22
Section 16(a) Beneficial Ownership Reporting Compliance	23
Corporate Code of Conduct and Ethics	23
Certain Relationships and Related Transactions	23
Annual Report on Form 10-K; Incorporation by Reference	23
Proposal 1: Re-elect Philip R. Reilly to our Board of Directors	24
Proposal 2: Approve the 2004 Employee, Director and Consultant Stock Plan and the Reservation of 2,000,000 Shares of Common Stock for Grants of Stock and Stock Options Under the Plan	25
Proposal 3: Ratification of Appointment of Independent Public Accountants	30
Other Matters	32
Stockholder Proposals and Nominations for Director	32
Appendix A—Audit Committee Charter	A-1
Appendix B—2004 Employee, Director and Consultant Stock Plan	B-1
Appendix C—Nominating Committee Charter	C-1

i

INTERLEUKIN GENETICS, INC.
135 Beaver Street
Waltham, MA 02452
(781) 398-0700

PROXY STATEMENT FOR THE INTERLEUKIN GENETICS, INC.
2004 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

        We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2004 annual meeting of stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

        On or about April 30, 2004, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Only stockholders who owned common stock or Series A Preferred Stock at the close of business on April 23, 2004 are entitled to vote at the annual meeting. On this record date, there were 23,499,703 shares of our common stock and 5,000,000 shares of our Series A Preferred Stock outstanding. We are also sending, along with this proxy statement, our 2003 annual report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2003.

How Many Votes Do I Have?

        Each share of our common stock that you own entitles you to one vote. On the record date, there were a total of 23,499,703 shares of common stock outstanding. Each share of our Series A Preferred Stock that you own entitles you to approximately 5.63 votes. On the record date there were 5,000,000 shares of Series A Preferred Stock outstanding, entitling the holder of those shares to an aggregate of 28,160,200 votes.

How Do I Vote?

        You may vote by attending the meeting or by signing and mailing your proxy card.

How Do I Vote by Proxy?

        Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

        If you properly fill in your proxy card and send it to us in time, your "proxyholder" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxyholder will vote your shares as recommended by the board of directors.

How Does the Board of Directors Recommend That I Vote on the Proposals?

        The board of directors recommends that you vote as follows:

  •
  "FOR" the re-election of Philip R. Reilly to our Board of Directors to serve until the 2007 Annual Meeting or until his successor is elected and has qualified.

  •
  "FOR" the approval of the company's 2004 Employee, Director and Consultant Stock Plan and the reservation of 2,000,000 shares of common stock for grants of stock and stock options under the Plan.

  •
  "FOR" ratification of the appointment of our independent public accountants for our fiscal year ending December 31, 2004.

        If any other matter is presented, your proxyholder will vote your shares in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters, other than those discussed in this proxy statement, that needed to be acted on at the annual meeting.

May I Revoke My Proxy?

        If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

  •
  You may send in another proxy with a later date;

  •
  You may notify our Secretary in writing before the annual meeting that you have revoked your proxy; or

  •
  You may vote in person at the annual meeting.

How Do I Vote in Person?

        If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 23, 2004, the record date for voting.

What Vote is Required to Approve Each Proposal?

Proposal 1: Re-elect Philip R. Reilly to serve on our Board of Directors until the 2007 Annual Meeting or until his successor is elected and qualified	The affirmative vote of a plurality of our outstanding common stock present or represented by proxy and entitled to vote at the annual meeting is required to re-elect Philip R. Reilly to our Board of Directors.
Proposal 2: Approve the 2004 Employee, Director and Consultant Stock Plan and the reservation of 2,000,000 shares of common stock for grants of stock and stock options under the Plan	The affirmative vote of a majority of our outstanding common stock and preferred stock present or represented by proxy and entitled to vote at the annual meeting voting together on an as-converted basis is required to approve this stock plan.
Proposal 3: Ratify Appointment of Our Independent Public Accountants	The affirmative vote of a majority of our outstanding common stock and preferred stock present or represented by proxy and entitled to vote at the annual meeting voting together on an as-converted basis is required to ratify the appointment of our independent public accountants.

What is the Effect of Broker Non-Votes and Abstentions?

  •
  Broker Non-Votes: If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 3 even if it does not receive instructions from you. If your broker cannot vote your shares on a particular matter because it does not have instructions from you or discretionary voting authority on that matter, this is referred to as a "broker non-vote." Broker non-votes are not considered to be present and represented and entitled to vote at the meeting as to the proposals relating to the stock plan and ratification of the appointment of our independent accountants, so they will have no effect on the vote for those proposals.

  •
  Withholdings: Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote.

  •
  Abstentions: Because abstentions are treated as shares present or represented and entitled to vote at the annual meeting, abstentions with respect to proposals 2 and 3 have the same effect as a vote against the proposals.

Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We will only let our Inspector of Elections, U.S. Stock Transfer Corporation, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. We plan to retain ADP Investor Communication Services to assist in the solicitation of proxies and in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $8,000 plus expenses. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock and our Series A Preferred Stock on an as-converted basis is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

        The annual meeting will be held at 9:00 a.m. on Monday, June 7, 2004 at the offices of our legal counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at One Financial Center, Boston, MA 02111. When you arrive at the meeting signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Voting

        To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted will be superseded by the vote that you cast at the annual meeting.

Householding of Annual Disclosure Documents

        In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. The rule applies to our annual reports, proxy statements and information statements. We do not engage in this practice, referred to as "householding," however your broker or other nominee may. Once you receive notice from your broker that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card. If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 29, 2004 by (i) each of our Directors; (ii) each of our named executive officers (as that term is defined in Item 402(a)(3) of Regulation S-K); (iii) each person who is known to us to be the beneficial owner of more than five percent of our common stock based on a review of filings made with the SEC on or before February 29, 2004; and (iv) our Directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of February 29, 2004 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, to our knowledge, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(2)		PERCENT(3)
Pyxis Innovations Inc 7575 Fulton Street East Ada, MI 49355	32,220,488	(4)	58.03%
Stephen Garofalo. 6 Teal Court New City, NY 10956	2,487,617	(5)	10.67%
Valor Capital Management, L.P 137 Rowayton Ave. Rowayton, CT 06853	1,907,584	(6)	8.18%
Cathy Fine. 131 Talmadge Hill Road New Canaan, CT 06840	1,553,000	(7)	6.66%
Kenneth S. Kornman	1,323,204	(8)	5.59%
Philip R. Reilly	1,099,850	(9)	4.52%
Fenel M. Eloi	451,672	(10)	1.91%
Bert Crandell	0	(11)	*
George D. Calvert	0	(12)	*
Beto Guajardo	0	(13)	*
Thomas R. Curran, Jr.	0	(14)	*
All executive officers and directors as a group (7 persons)	2,874,726	(15)	11.48%

*
Represents less than 1% of the issued and outstanding shares.

(1)
Unless otherwise indicated, the address for each person is our address at 135 Beaver Street, Waltham, MA 02452.

(2)
Beneficial ownership of our common stock is determined in accordance with the rules of the SEC and includes shares for which the stockholder has sole or shared voting or dispositive power. Shares of our common stock subject to options, warrants or other convertible securities currently exercisable or convertible, or which become exercisable or convertible within 60 days after February 29, 2004, are deemed to be beneficially owned and outstanding by the person holding the options, warrants or other convertible securities and are included for purposes of computing the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)
Percentage ownership is based on a total of 23,307,588 shares of common stock issued and outstanding on February 29, 2004.

(4)
Based solely on a Schedule 13D jointly filed on March 14, 2003 with the SEC by Pyxis Innovations Inc., Alticor Inc. and Alticor Holdings Inc. and information received by us from Alticor. Consists of 5,000,000 shares of Series A Preferred Stock presently convertible into 28,160,200 shares of common stock and convertible notes with an original aggregate principal amount of $2,595,336, the principal of which is convertible into 4,060,288 shares of common stock.

(5)
Based solely on information received by us from Mr. Garofalo in February 2004. Mr. Garofalo is the controlling stockholder of First Global Technology Corp. ("First Global"), which owns 814,967 of these shares. Mr. Garofalo has sole voting and dispositive power with respect to 1,672,650 of these shares, and Mr. Garofalo and First Global have shared voting and dispositive power with respect to all 2,487,617 shares.

(6)
Based solely on a Schedule 13G filed on January 3, 2003 with the SEC by Valor Capital Management, L.P.

(7)
Based solely on information received by us from Ms. Fine in February 2002.

(8)
Includes 898,723 shares of common stock held by a limited partnership of which Dr. Kornman is a general partner. As such, Dr. Kornman may be deemed the beneficial owner of these shares. Dr. Kornman disclaims beneficial ownership of these shares. Includes 344,031 shares of common stock issuable pursuant to options held by Dr. Kornman.

(9)
Includes 67,000 shares of common stock held in trust for Dr. Reilly's children and 983,000 shares of common stock issuable pursuant to options held by Dr. Reilly and 25,000 shares of common stock issuable pursuant to a warrant held by Dr. Reilly. Dr. Reilly disclaims beneficial ownership of the shares held in trust for his children.

(10)
Includes 391,672 shares of common stock issuable pursuant to options held by Mr. Eloi.

(11)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Crandell does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(12)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Dr. Calvert does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(13)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Guajardo does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(14)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Curran does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(15)
See footnotes 8 through 14 above.

CHANGE OF CONTROL

        In March 2003 we entered into financing and related transactions that constituted a change of control. The following descriptions of our Series A Preferred Stock and agreements that we have entered into are summaries and are qualified in their entirety by references to the agreements and Certificate of Designations of the Series A Preferred Stock that we filed as exhibits to our Current Report on Form 8-K filed with the SEC on March 5, 2003, as amended by our Current Report on Form 8-K filed with the SEC on March 11, 2003. You are urged to review the full text of those documents that define the rights of Pyxis Innovations Inc.

General

        In a private placement on March 5, 2003, we entered into a Stock Purchase Agreement with Pyxis Innovations, a subsidiary of Alticor Inc., pursuant to which Pyxis purchased from us 5,000,000 newly-issued shares of our Series A Preferred Stock, par value $.001 per share, for $7,000,000 in cash and an additional $2,000,000 in cash paid in February 2004 upon our reaching a milestone pursuant to the terms of the Stock Purchase Agreement. The offering was made to Pyxis by way of a private placement exempt from registration under the Securities Act of 1933, as amended. We have been advised by Pyxis that the source of the cash paid and to be paid was and will be capital contributions from its sole stockholder, Alticor Inc.

        The Series A Preferred Stock issued in the private placement is currently convertible into 28,160,200 shares of our common stock reflecting a conversion price of $.3196 per share, subject to weighted average antidilution adjustments. Assuming the conversion of all shares of Series A Preferred Stock as of December 31, 2003, such shares would represent approximately 54.76% of the outstanding shares of our common stock.

        Pursuant to the terms of the Stock Purchase Agreement, Pyxis has refinanced certain of our indebtedness in the form of previously issued promissory notes that were held by Pyxis and certain individuals. Convertible promissory notes in the original aggregate principal amount of $2,595,336 issued to Pyxis are convertible into shares of common stock at any time at a conversion price equal to two times the conversion price of the Series A Preferred Stock in effect at that time. As of March 15, 2004, outstanding principal to Alticor would be convertible into 4,060,288 shares of common stock.

        Concurrent with the closing of the Stock Purchase Agreement, we entered into a Research Agreement with an affiliate of Pyxis, governing the terms of developing and validating nutrigenomic and dermagenomic tests and products. Under the Research Agreement, Pyxis will pay us a total of $5 million over two years, including $2,500,000 cash received through December 31, 2003. We also entered into a License Agreement with another affiliate of Pyxis, granting an exclusive license of all of our current and future intellectual property, limited to certain uses within the field of nutrigenomics and dermagenomics.

        Pursuant to the terms of the Stock Purchase Agreement, we agreed to reduce the number of directors on our Board of Directors from six to five and granted Pyxis, as the sole holder of shares of our Series A Preferred Stock, the right to appoint four out of five members of our new Board of Directors. The election of these Series A Directors was effective on March 24, 2003.

Series A Preferred Stock

        The Series A Preferred Stock was issued in return for aggregate capital contributions of $9,000,000 and is convertible into shares of common stock at an initial conversion price of $.3196 per share. The Series A Preferred Stock accrues dividends at the rate of 8% of the original purchase price per year, payable only when, as and if declared by the Board of Directors and are non-cumulative. If we declare a distribution, with certain exceptions, payable in securities of other persons, evidences of indebtedness issued by us or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Preferred Stock were the holders of the number of shares of our common stock into which their respective shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of our common stock entitled to receive such distribution.

        In the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of our assets or surplus funds to the holders of our common stock by reason of their ownership thereof, the amount of two times the then-effective purchase price per share, as adjusted for any stock dividends, combinations or splits with respect to such shares, plus all declared but unpaid dividends on such share for each share of Series A Preferred Stock then held by them. After receiving this amount, the holders of the Series A Preferred Stock shall participate on an as-converted basis with the holders of common stock in any of our remaining assets.

        Each share of Series A Preferred Stock is convertible at any time at the option of the holder into a number of shares of our common stock determined by dividing the effective purchase price ($1.80, subject to adjustment) by the conversion price in effect on the date the certificate is surrendered for conversion. The current conversion price is $.3196 per share, subject to weighted average antidilution adjustment.

        Pyxis has agreed that it will not sell or otherwise transfer its Series A Preferred Stock (or shares of our common stock converted therefrom) to any unrelated third-party until after March 5, 2005.

        Each holder of Series A Preferred Stock is entitled to vote its shares of Series A Preferred Stock on an as-converted basis with the holders of common stock as a single class on all matters submitted to a vote of the stockholders, except as otherwise required by applicable law or the Certificate of Designations. This means that each share of Series A Preferred Stock will be entitled to a number of votes equal to the number of shares of common stock into which it is convertible on the applicable record date.

Refinancing of Prior Debts/Promissory Notes; Additional Loans

        Upon the closing of the Purchase Agreement, we amended promissory notes previously issued to Pyxis, in aggregate principal amount of $2,000,000, with a variable interest rate equal to one percent above the "prime rate," payable on a quarterly basis in cash. These amended notes have a maturity date of December 31, 2007 and are convertible at the option of Pyxis into shares of our common stock at a conversion price of two times the then applicable conversion price of the Series A Preferred Stock. The terms of the original notes include that they are secured by all of our intellectual property except intellectual property relating to periodontal disease and sepsis. In connection with issuing the amended notes, we further amended the Note Purchase Agreement and the Security Agreement relating thereto to reflect the above described terms.

        In addition, in June 2003 Pyxis advanced to us cash required to repay principal and interest due under promissory notes previously issued in an aggregate amount of $595,336. We issued to Pyxis a promissory note in this amount with the same material terms as the amended notes described above. Pyxis has also agreed to advance us up to $1.5 million in connection with our entering into certain strategic partnerships or research collaborations. If we access the $1.5 million advance, we will issue additional promissory notes with the same material terms as the amended notes described above.

Research and License Agreements

        Concurrent with the closing of the Purchase Agreement, we entered into a License Agreement with an affiliate of Pyxis, granting an exclusive license of all of our current and future intellectual property, limited to certain uses within the field of nutrigenomics and dermagenomics. Outside the field of nutrigenomics and dermagenomics, we granted a right of first negotiation for the commercialization of all of our current and future intellectual property into products/services.

        We also entered into a Research Agreement with another affiliate of Pyxis, governing the terms of developing and validating nutrigenomic and dermagenomic tests and products. Under the Research Agreement, Pyxis will pay us a total of $5 million over two years, includig $2,500,000 received through December 31, 2003. The resulting intellectual property relating to nutrigenomic and dermagenomic products would be owned by the affiliate of Pyxis and we would retain the ownership of its underlying intellectual property and resulting intellectual property relating to nutrigenomic and dermagenomic tests. In addition, we agreed with Pyxis to establish a "science committee" with equal representation from each party to exchange non-confidential information in anticipation of developing mutually beneficial opportunities.

Registration Rights

        We have entered into a Registration Rights Agreement with Pyxis. Under this agreement, we are obligated to register for resale the common stock issuable upon the conversion of the Series A Preferred Stock upon demand by Pyxis at any time following March 5, 2005. Upon such demand, we are obligated to use our reasonable best efforts to have the registration statement registering such securities declared effective within one hundred and twenty (120) days of filing it with the SEC. In addition, we have agreed to grant Pyxis unlimited "piggyback" registration rights following March 5, 2005 along with priority for such registration in certain circumstances.

Changes in Board of Directors

        Pursuant to the terms of the Stock Purchase Agreement, we reduced the number of directors on our Board of Directors from six to five and granted Pyxis, as the sole holder of Series A Preferred Stock, the right to appoint four out of five members of our new Board of Directors. Effective immediately prior to the closing under the Purchase Agreement, Edward M. Blair, Jr., Gary L. Crocker, John Garofalo and Thomas A. Moore, each resigned from the Board of Directors. Kenneth S. Kornman also resigned, effective on March 21, 2003. These resignations were a condition to Pyxis entering into the Purchase Agreement and the related transactions. Bert Crandell, George D. Calvert, Beto Guajardo and Thomas R. Curran, Jr. were elected to our Board of Directors as Series A Directors effective March 24, 2003. Philip Reilly, our Chief Executive Officer, has continued to serve as a Director.

        We have agreed to certain terms for allocating opportunities as permitted under Section 122(17) of the Delaware General Corporation Law. Please see the section of this Proxy Statement captioned "Management—Corporate Opportunity Agreement" for a more detailed explanation of this policy.

Changes to Executive Employment Agreements

        We also amended existing employment agreements with each of our named executive officers. Please see the section of this Proxy Statement captioned "Management—Employment Contracts, Termination of Employment and Change-in-Control Arrangements" for a more detailed explanation of these amendments.

MANAGEMENT

        On March 5, 2003, we entered into a Stock Purchase Agreement with Pyxis Innovations Inc., pursuant to which we agreed to reduce the number of directors on our Board of Directors from six to five and granted Pyxis, as the sole holder of Series A Preferred Stock, the right to appoint four out of five members of our Board of Directors. Bert Crandell, George D. Calvert, Beto Guajardo and Thomas R. Curran, Jr., the Series A Directors, have been elected to our Board of Directors by the holder of our Series A Preferred Stock. Philip Reilly, our Chief Executive Officer, continues to serve as a Director. The following information relates to our executive officers and the members of our Board of Directors:

DIRECTORS/OFFICERS	AGE	POSITION
Philip R. Reilly	55	Director, Chairman of the Board and Chief Executive Officer
Bert Crandell	51	Director
George D. Calvert	40	Director
Beto Guajardo	36	Director
Thomas R. Curran, Jr.	45	Director
Kenneth S. Kornman	56	President and Chief Scientific Officer
Fenel M. Eloi	46	Chief Operating Officer and Chief Financial Officer

        Our Board of Directors is divided into three classes, Class I, Class II and Class III. Philip R. Reilly, a Class I director, has been elected to serve until our 2004 Annual Meeting of Stockholders or until his successor is elected and qualified. The Series A Directors will not be apportioned among classes. Each of the four Series A Directors is nominated and elected by Pyxis, as the sole holder of shares of our Series A Preferred Stock. Our officers serve at the discretion of the Board of Directors.

BUSINESS EXPERIENCE

        PHILIP R. REILLY, M.D., J.D., became our Chief Executive Officer in December 1999. In June 1999, Dr. Reilly had accepted the positions as our Chairman of the Board of Directors and Interim Chief Executive Officer. He became a Director in 1998. Prior to joining us as Chief Executive Officer, Dr. Reilly held the position of Executive Director of the Eunice Kennedy Shriver Center for Mental Retardation, Inc., a not-for-profit organization located in Massachusetts, a position he had held since 1990. Dr. Reilly has held numerous teaching positions, including Assistant Professor of Neurology at Harvard Medical School and Adjunct Professor of both Legal Studies and Biology at Brandeis University. He served as President of the American Society of Law, Medicine, and Ethics in 2000 and again in 2003. From 1994-1997, he was on the Board of Directors of the American Society of Human Genetics. He is a current member of the American College of Medical Genetics, Massachusetts Bar Association, and American Association for the Advancement of Science. Dr. Reilly has served on many national committees chartered to explore public policy issues raised by advances in genetics. He is the author of five books and has published more than 100 articles in scholarly journals. Dr. Reilly holds a BA from Cornell University, a J.D. from Columbia University and an M.D. from Yale University.

        KENNETH S. KORNMAN, D.D.S., PH.D. is a co-founder and officer of Interleukin and currently holds the positions of President and Chief Scientific Officer. Prior to founding Interleukin in 1986, he was a Department Chair and Professor at The University of Texas Health Science Center at San Antonio. He has also been a consultant and scientific researcher for many major oral care and pharmaceutical companies. Dr. Kornman currently holds academic appointments at The University of Texas Health Science Center and Harvard University. Dr. Kornman holds six patents in the pharmaceutical area, has published three books and more than 100 articles and abstracts and has lectured and consulted worldwide on the transfer of technology to clinical practice. Dr. Kornman holds a BA in Economics from Duke University. He obtained a D.D.S. from Emory University. Dr. Kornman also holds an MS (Periodontics) and a Ph.D. (Microbiology-Immunology) from the University of Michigan.

        FENEL M. ELOI is our Chief Operating Officer and Chief Financial Officer, positions he has held since June of 2000. Prior to joining us, Mr. Eloi was Senior Vice President and Chief Financial Officer for LifeCell Corporation since 1999. Before joining LifeCell, he was employed at Genome Therapeutics Corporation, where he served as Senior Vice President and Chief Financial Officer from 1991 to 1999, and Corporate Controller from 1989 to 1991. From 1984 to 1989, Mr. Eloi held the position of Business Unit Financial Manager at GTE/Verizon Corporation. He also held various positions at Haemonetics Corporation and Simplex Corporation. Mr. Eloi has an MBA from Anna Maria College in Paxton, Massachusetts, as well as a BS from Lee University in Cleveland, Tennessee.

        BERT CRANDELL is the Vice President of Hotel Development of Alticor Inc., a company engaged in the principal business, through its affiliates, of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide, and which is the parent of Pyxis Innovations Inc. He has held this position since November of 2003. Prior to that he held the titles of Vice President/Chief Marketing Officer of Alticor Holdings Inc., a holding company, and Vice President of Pyxis Innovations Inc. and Access Business Group LLC, a manufacturing and distribution company and wholly owned subsidiary of Alticor Inc. Mr. Crandell has held various marketing and product development related positions in Alticor Inc. which included Vice President—Corporate Marketing, Vice President—Regional Sales Development, Director—Amway Canada Ltd., Director of Marketing at Tokyo based Amway Japan Ltd, and Senior Manager of Engineering Research and Development. Mr. Crandell holds a Bachelor of Science degree from Michigan State University. He joined the Board of Directors as a Series A Director in connection with our transactions with Pyxis effective March 24, 2003.

        GEORGE D. CALVERT is the Vice President, Research & Development/Quality Assurance of Access Business Group LLC, a manufacturing and distribution company and wholly owned subsidiary of Alticor Inc. He has held this position for the past five years. Dr. Calvert has previously held the positions of Director Quality Assurance/Analytical Services with Access Business Group LLC, and Senior Manager Home Tech Research & Development with Amway Corporation. Dr. Calvert earned a Ph.D. in Analytical Chemistry from the University of South Carolina and a Bachelor of Science degree in Chemistry from the College of William and Mary. He joined the Board of Directors as a Series A Director in connection with our transactions with Pyxis effective March 24, 2003.

        BETO GUAJARDO is the Vice President of Strategic Planning and Mergers & Acquisitions of Alticor Inc., a company engaged in the principal business, through its affiliates, of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide, and which is the parent of Pyxis Innovations Inc. Prior to joining Alticor Inc. in October 2000, Mr. Guajardo held the position of Senior Manager at Deloitte Consulting, a professional services company. Mr. Guajardo earned an MBA in Management Strategy and Finance degree from Northwestern University J.L. Kellogg Graduate School of Management and a Bachelor of Science in Business Administration and Marketing from the University of Illinois. He joined the Board of Directors as a Series A Director in connection with our transactions with Pyxis effective March 24, 2003.

        THOMAS R. CURRAN, JR. is the Associate General Counsel/Corporate Development and Commercial Transactions of Alticor Inc., a company engaged in the principal business, through its affiliates, of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide, and which is the parent of Pyxis Innovations Inc. He has held this position for the past five years. He also holds the position of Chief Legal Officer for Access Business Group LLC, a manufacturing and distribution company and wholly owned subsidiary of

Alticor Inc. Prior to joining Alticor, Mr. Curran was a partner in the law firm of Howard & Howard in Bloomfield Hills, Michigan. From 1982 to 1991, Mr. Curran worked for the Polaroid Corporation in various domestic and international financial and managerial positions. Mr. Curran holds a Bachelor of Arts from Providence College, a Master of International Management from the American Graduate School of International Management, and a Juris Doctorate from Suffolk University Law School. He joined the Board of Directors as a Series A Director in connection with our transactions with Pyxis effective March 24, 2003.

Committees of the Board of Directors and Meetings

        We are managed under the direction of the Board of Directors. Our Board of Directors has established five standing committees, Audit, Compensation, Nominating, Strategic Planning and Operations, each as described below.

        Meeting Attendance.    During the fiscal year ended December 31, 2003, the Board of Directors met thirteen times. Each of our Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which he was a member.

        Audit Committee.    Our Audit Committee met four times during fiscal year 2003. This Committee is responsible for retaining and overseeing our independent accountants, approving the services performed by them and reviewing our annual financial statements, accounting policies and our system of internal controls. Until March 5, 2003, the Audit Committee consisted of three directors who have since resigned, each of whom was independent as defined in the listing standards of the NASD: Thomas A. Moore, Edward M. Blair, Jr. and Gary L. Crocker. This committee currently has two members, Beto Guajardo (Chairman) and Thomas Curran, each of whom meets the independence requirements for Audit Committee members under the Boston Stock Exchange rules. The Board has determined that Mr. Curran and Mr. Guajardo are each "audit committee financial experts," as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. The Audit Committee currently operates under a written charter adopted and approved by the Board of Directors in March 2004 and is included as Appendix A to this Proxy Statement. The report of the Audit Committee is included below.

        Compensation Committee.    Our Compensation Committee met four times during fiscal year 2003. This Committee reviews our compensation philosophy and programs, exercises authority with respect to the payment of direct salaries and incentive compensation to our directors and officers and makes recommendations to the Board of Directors regarding stock option grants under our 2000 Employee Stock Compensation Plan. Until March 5, 2003, the Compensation Committee consisted of three directors who have since resigned, none of whom was an employee: Thomas A. Moore, Edward M. Blair, Jr. and Gary L. Crocker. This committee currently has two members, Bert Crandell and George D. Calvert.

        Nominating Committee.    Our Nominating Committee did not formally meet during fiscal 2003 and has three members, Bert Crandell, Beto Guajardo and Philip R. Reilly. This committee's role is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees. The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2005 Annual Meeting of Stockholders using the procedures set forth in the Company's By-laws, it must follow the procedures described in "Stockholder Proposals and Nominations For Director." If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating Committee by mail at Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, MA 02452. A copy of the Nominating Committee's written charter is attached as Appendix C to this proxy statement.

        Strategic Planning Committee.    Our Strategic Planning Committee was formed in March 2003 and has three members, Bert Crandell, Beto Guajardo and Philip R. Reilly. The Strategic Planning Committee will advise management in the preparation of a Strategic Plan, review and approve the Strategic Plan before its submission to the full Board of Directors for approval, review and approve any additions or changes to the Strategic Plan and set and approve measurement standards consistent with the goals established in the Strategic Plan.

        Operations Committee.    Our Operations Committee was formed in March 2003 and has three members, George D. Calvert, Beto Guajardo and Philip R. Reilly. The Operations Committee will advise management in the preparation of the annual Operating Plan and approve the plan for submission to the Board of Directors. The Operations Committee will also review the plan and assure that the activities established in the plan are reflected in the operating budget.

Shareholder Communications to the Board

        Any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

Compensation Committee Interlocks and Insider Participation

        Until March 5, 2003, the Compensation Committee consisted of three members, Thomas A. Moore, Edward M. Blair, Jr. and Gary L. Crocker. Since March 5, 2003, the Compensation Committee consists of two members, Bert Crandell and George D. Calvert. None of our executive officers serve on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee. There is no family relationship between or among the directors (including the Series A Directors) and executive officers.

Corporate Opportunity Agreement

        We have agreed to certain terms for allocating opportunities as permitted under Section 122(17) of the Delaware General Corporation Law. This agreement, as set forth in the Purchase Agreement, regulates and defines the conduct of certain of our affairs as they may involve Pyxis as our majority stockholder and its affiliates, and the powers, rights, duties and liabilities of us and our officers and directors in connection with corporate opportunities.

        Except under certain circumstances, Pyxis and its affiliates have the right to engage in the same or similar activities or lines of business or have an interest in the same classes or categories of corporate opportunities as we do. If Pyxis, or one of our directors appointed by Pyxis, and its affiliates acquire knowledge of a potential transaction or matter that may be a corporate opportunity for both Pyxis and its affiliates and us, to the fullest extent permitted by law, Pyxis and its affiliates will not have a duty to inform us about the corporate opportunity or be liable to us or to you for breach of any fiduciary duty as a stockholder of ours for not informing us of the corporate opportunity, keeping it for its own account, or referring it to another person.

        Additionally, except under limited circumstances, if an officer or employee of Pyxis who is also one of our directors is offered a corporate opportunity, such opportunity shall not belong to us. In addition, we agreed that such director will have satisfied his duties to us and not be liable to us or to you in connection with such opportunity.

        The terms of this agreement will terminate on the date that no person who is a director, officer or employee of ours is also a director, officer, or employee of Pyxis.

Compensation of Directors

        The company's policy is to pay each non-employee member of the Board of Directors $1,000 in cash compensation for each meeting of the Board of Directors attended in person by that director and 15,000 stock options to vest on the first anniversary of the grant date. Each of the current non-employee members of our Board of Directors declined such compensation for 2003.

EXECUTIVE COMPENSATION

        The following table provides, for the periods shown, summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and each of other executive officers who received in excess of $100,000 in salary and bonus during fiscal year 2003 (collectively referred to as the "named executive officers").

Summary Compensation Table

		ANNUAL COMPENSATION							LONG-TERM COMPENSATION AWARDS
NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY		BONUS		OTHER ANNUAL COMPENSATION			SECURITIES UNDERLYING OPTIONS (#)	ALL OTHER COMPENSATION
Philip R. Reilly, Chief Executive Officer	2003 2002 2001	$ $ $	325,000 325,000 325,000	$ $ $	25,000 0 0	$ $ $	8,085 7,200 7,200	(1) (3) (3)	180,000 30,000 150,000	$ $ $	5,934 5,934 3,174	(2) (2) (2)
Kenneth S. Kornman, President and Chief Scientific Officer	2003 2002 2001	$ $ $	276,250 276,250 276,250	$ $ $	25,000 0 0	$ $ $	13,934 22,620 30,884	(4) (5) (6)	180,000 30,000 150,000	$ $ $	5,934 5,934 3,174	(2) (2) (2)
Fenel M. Eloi, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer	2003 2002 2001	$ $ $	195,000 195,000 195,000	$ $ $	25,000 0 0	$ $ $	7,158 0 0	(7)	180,000 30,000 100,000	$ $ $	1,170 780 780	(2) (2) (2)
Paul M. Martha,(9) Chief Medical and Regulatory Officer	2003 2002 2001	$ $ $	195,000 195,000 195,000	$ $ $	25,000 0 0	$ $ $	8,720 0 0	(8)	30,000 30,000 100,000	$ $ $	360 360 360	(2) (2) (2)

(1)
Represents a $7,200 automobile allowance paid to Dr. Reilly and $885 paid to Dr. Reilly to purchase life insurance.

(2)
Represents life insurance premiums paid for by us.

(3)
Represents an automobile allowance paid to Dr. Reilly.

(4)
Represents moving expenses we paid on behalf of Dr. Kornman in the amount of $6,754 and an automobile allowance in the amount of $7,200.

(5)
Represents moving expenses we paid on behalf of Dr. Kornman in the amount of $15,420 and an automobile allowance in the amount of $7,200.

(6)
Represents moving expenses we paid on behalf of Dr. Kornman in the amount of $23,684 and an automobile allowance in the amount of $7,200 paid by us.

(7)
Represents a $6,000 automobile allowance paid to Mr. Eloi and $1,158 paid to Mr. Eloi to purchase life insurance.

(8)
Represents a $6,000 automobile allowance paid to Dr. Martha and $2,720 paid to Dr. Martha to purchase life insurance

(9)
Dr. Martha left the company on January 11, 2004.

Option Grants in Last Fiscal Year

        The following table provides information regarding stock options granted to the named executive officers during fiscal year 2003.

	INDIVIDUAL GRANTS					POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION OPTION TERMS(1)
			% OF TOTAL OPTIONS GRANTED TO EMPLOYEES IN FISCAL 2003
	NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED
NAME				EXERCISE OR BASE PRICE ($/SH)	EXPIRATION DATE
						5%	10%
Philip R. Reilly	150,000	(2)	21.1%	$4.70	12/10/13	$443,371	$1,828,588
Philip R. Reilly	30,000	(3)	3.5%	$4.70	12/10/13	$31,130	$128,390
Philip R. Reilly	30,000	(4)	3.5%	$1.65	3/23/13	$31,130	$128,390
Kenneth S. Kornman	150,000	(2)	21.1%	$4.70	12/10/13	$443,371	$1,828,588
Kenneth S. Kornman	30,000	(3)	3.5%	$4.70	12/10/13	$31,130	$128,390
Kenneth S. Kornman	30,000	(4)	3.5%	$1.65	3/23/13	$31,130	$128,390
Fenel M. Eloi	150,000	(2)	21.1%	$4.70	12/10/13	$443,371	$1,828,588
Fenel M. Eloi	30,000	(3)	3.5%	$4.70	12/10/13	$31,130	$128,390
Fenel M. Eloi	30,000	(4)	3.5%	$1.65	3/23/13	$31,130	$128,390
Paul M. Martha	30,000	(4)	3.5%	$1.65	3/23/13	$31,130	$128,390

(1)
Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. Those gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration dates. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the optionee's continued employment through the option period and the date on which the options are exercised.

(2)
The options were granted pursuant to our 2000 Employee Stock Compensation Plan. The options granted to the named executive officers are non-qualified stock options and will be fully vested three years from the date of grant.

(3)
The options were granted pursuant to our 2000 Employee Stock Compensation Plan. The options granted to the named executive officers are non-qualified stock options and were fully vested immediately upon issuance.

(4)
The options were granted pursuant to our 2000 Employee Stock Compensation Plan. The options granted to the named executive officers are non-qualified stock options and became fully vested one year from the date of grant.

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year-end Option Values

        The following table provides information regarding the exercises of stock options by each of the named executive officers during fiscal year 2003 and the number and value of options held at fiscal year end. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2003 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the common stock.

			NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT FY-END		VALUE OF UNEXERCISED IN-THE- MONEY-OPTIONS AT FY-END(1)
	SHARES ACQUIRED UPON OPTION EXERCISE
NAME		VALUE REALIZED ($)
			EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
Philip R. Reilly	-0-	-0-	923,000	200,000	$2,387,750	$239,050
Kenneth S. Kornman	-0-	-0-	276,531	207,500	$737,304	$194,050
Fenel M. Eloi	-0-	-0-	324,170	215,830	$490,716	$149,829
Paul M. Martha	-0-	-0-	273,335	86,665	$481,914	$161,252

(1)
Represents the product of (a) the number of shares underlying options granted multiplied by (b) the difference between (i) the closing price of our common stock on the OTC Bulletin Board on December 31, 2003 ($4.65), and (ii) the exercise price of the options.

Equity Compensation Plan Information

        The following table provides certain aggregate information with respect to all of the Company's equity compensation plans in effect as of December 31, 2003.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,361,739	2.82	302,201
Equity compensation plans not approved by security holders(2)	818,394	2.18	0

Total	3,180,133	2.65	302,201

(1)
These plans consist of our 1996 Equity Incentive Plan and our 2000 Employee Stock Compensation Plan.

(2)
These plans consist of the Non-Qualified Stock Option Agreements, between Interleukin and Philip R. Reilly, dated June 1, 1999 and November 30, 1999, the Research Transfer Agreement between Interleukin and the University of Sheffield, effective July 1, 1999 and the Consulting Agreement between Interleukin and Gordon Duff, effective July 1, 1999.

Summary Description of the Company's Non-Stockholder Approved Equity Compensation Plans

        On June 1, 1999, we entered into a Non-Qualified Stock Option Agreement with Philip R. Reilly to induce him to enter a consulting services agreement dated the same day and to encourage him to become Chairman of the Board of Directors of Interleukin. Pursuant to the Agreement, we granted Mr. Reilly the option to purchase 240,000 shares of our common stock at $.50 per share on or before the option's expiration date of June 1, 2009. These options vested in equal increments of 8,000 shares per month over thirty months and became fully vested on December 1, 2001. Mr. Reilly has exercised this option with respect to 23,000 shares of common stock. The options are non-transferable.

        On November 30, 1999, we entered into an additional Non-Qualified Stock Option Agreement with Philip R. Reilly to further induce him to become Chairman of the Board of Directors of Interleukin. Pursuant to the Agreement, we granted Mr. Reilly the option to purchase 351,394 shares of our common stock at $2.875 per share on or before the option's expiration date of December 31, 2010. These options vested in equal increments of 9,760 shares per month over a period of thirty-six months and became fully vested on November 30, 2002. The options are non-transferable.

        Effective on July 1, 1999, we entered into a five-year Research and Technology Transfer Agreement with the University of Sheffield. The agreement provides for the grant of options to purchase 100,000 shares of our common stock. Pursuant to the agreement, we are required to grant options to purchase 25,000 shares annually at the beginning of each year of the last four years of the five-year arrangement. The options are granted with an exercise price equal to the current market price of the common stock at the time of grant, each June 30th, of the five-year arrangement. The options are fully vested when granted and exercisable for a period of five years from each date of grant. The agreement further provides that the University of Sheffield is to receive additional options to purchase 10,000 shares of stock at the current market price each June 30th for each patent that is filed on our behalf during the previous twelve months. As of the date of this report options to purchase 150,000 shares have been granted under this agreement.

        Concurrent with the execution of the Research and Technology Transfer Agreement with the University of Sheffield, we entered into a five-year Consulting Services Agreement with the university's key collaborator, Gordon W. Duff. The agreement provides for the grant of options to purchase up to a total of 100,000 shares of our common stock. Pursuant to the agreement, we are required to grant options to purchase 25,000 shares annually at the beginning of each year of the last four years of the five-year arrangement. The options are granted with an exercise price equal to the current market price of the common stock at the time of grant, each June 30th, of the five-year arrangement. The options are fully vested when granted and exercisable for a period of five years from each date of grant. As of the date of this report, all 100,000 options have been granted under this agreement.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        In connection with the private placement of our Series A Preferred Stock, we agreed to amend the existing employment agreements described below with our named executive officers. Effective as of March 5, 2003 (the date of the closing of the Purchase Agreement), the terms of our employment agreements with each of Philip R. Reilly, our Chief Executive Officer and Kenneth S. Kornman, our President and Chief Scientific Officer were each extended until March 5, 2006, and the term of our employment agreement with Fenel Eloi, our Chief Financial Officer and Chief Operating Officer, was extended until March 5, 2004. The employment agreements were also amended to provide that each of these individuals will be entitled to receive: (i) a retention bonus of $25,000 if he is still employed by us six months after the closing of the Purchase Agreement and an additional $25,000 if he is still employed by us twelve months after the closing; (ii) the severance benefits set forth in his original agreement upon expiration of the term of the agreement; and (iii) an extension of the period in which he may exercise his stock options if his employment is terminated for good reason or without cause (as defined in the agreement) to two years following such termination. In addition, Dr. Reilly's agreement was amended to make his severance benefits consistent with the other executive employment agreements described below; Dr. Reilly's agreement was amended to include the same non-competition provisions contained in the agreements described below; and Mr. Eloi's agreement was amended to provide that all of his unvested stock options will vest on the involuntary termination of his employment if the termination is at the end of the term of his employment agreement.

        On December 11, 2003, Mr. Eloi's employment agreement was amended to extend the term of the employment agreement until March 5, 2006 and to increase his base pay to $250,000 per year.

        In December 1999, we entered into an employment agreement with Kenneth S. Kornman which provides for a three-year initial term, subsequently extended until March 5, 2006. This employment agreement is subject to early termination by Dr. Kornman upon one month prior written notice and by us for cause. The employment agreement provides for a minimum base salary of $276,250 per year. The agreement also provides that if he is terminated without cause, he shall have the right to receive severance benefits in the amount of his then current base salary and health insurance benefits for twelve months following the date of termination. In addition, the agreement provides that he will be prohibited, for a period of twelve months following the date of termination of the employment agreement, from accepting employment, or otherwise becoming involved, in any manner, with one of our direct competitors, or from providing services to any person or entity that might conflict with our interests or the interests of our customers or clients.

        In April 2000, we entered into an employment agreement with Philip R. Reilly which provides for a minimum annual base salary of $325,000 and an award of options to purchase 500,000 shares of common stock at a per share exercise price of $2.875 (awarded in fiscal 1999). These options vested over a period of 36 months in equal increments commencing December 1, 1999, unless Dr. Reilly's employment is terminated prior to expiration of the 36-month period. This employment agreement is terminable by Dr. Reilly upon one-month prior written notice and by us for cause. The agreement also provides that if he is terminated without cause, he shall have the right to receive severance benefits in the amount of his then current base salary and health insurance benefits until the earlier to occur of the expiration of the term of the agreement or twelve months following the date of termination. Finally, the agreement provides that all of Dr. Reilly's outstanding options will immediately vest upon a change of control of Interleukin, where "change of control" is defined in the agreement as "a purchase of the majority of the outstanding common stock of Interleukin by an outside entity not organized solely for the purposes of investment." Under this definition, the issuance of the Series A Preferred Stock did not constitute a change of control of Interleukin.

        In June 2000, we entered into an employment agreement with Fenel M. Eloi which provides for a minimum annual base salary of $195,000 and an award of options to purchase an aggregate of 200,000 shares of Common Stock as follows: 105,828 shares at a per share exercise price of $3.75 and 94,172 shares at a per share exercise price of $4.72. These options vest over a period of 48 months unless Mr. Eloi's employment is terminated prior to the end of the 48-month period. This employment agreement is terminable by Mr. Eloi upon one month prior written notice and by us for cause. The agreement also provides that if he is terminated without cause, he shall have the right to receive severance benefits in the amount of his then current base salary and health insurance benefits for twelve months following the date of termination. In addition, the agreement provides that he will be prohibited, for a period of twelve months following the date of termination of the employment agreement, from accepting employment, or otherwise becoming involved, in any manner, with one of our direct competitors, or from providing services to any person or entity that might conflict with our interests or the interests of our customers or clients. Finally, the agreement provides that all of Mr. Eloi's outstanding options will immediately vest upon a change of control of Interleukin, where "change of control" is defined in the agreement as "a purchase of the majority of the outstanding Common Stock of the Company by an outside entity not organized solely for the purposes of investment." Under this definition, the issuance of the Series A Preferred Stock did not constitute a change of control of Interleukin.

        Additionally, pursuant to the form of incentive stock option agreement and non-qualified stock option agreement under our 2000 Employee Stock Compensation Plan, stock options granted under that plan to our named executive officers and other employees will immediately vest upon a "change of control" of Interleukin, as defined in the Plan as follows:

  the consummation of: (x) a merger, consolidation or reorganization of the Company with or into any other person if as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then-outstanding securities of the continuing or surviving entity immediately after such merger, consolidation or reorganization are held in the aggregate by the holders of Voting Stock immediately prior to such merger, consolidation or reorganization; (y) any sale, lease, exchange or other transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the holders of Voting Stock immediately prior to such sale, lease, exchange or other transfer; or (z) the stockholders of the Company approve the dissolution of the Company. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        Under this definition, the issuance of the Series A Preferred Stock did not constitute a change of control of Interleukin.

Performance Graph

        The following Performance Graph compares the Company's cumulative total shareholder return on its Common Stock from December 31, 1998 through December 31, 2003, to the NASDAQ Stock Market Index and to the NASDAQ Biotechnology Index over the same period. The following graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG INTERLEUKIN GENETICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
INTERLEUKIN GENETICS, INC.	100.00	621.90	318.80	136.00	51.00	465.00
NASDAQ STOCK MARKET (U.S.)	100.00	186.20	126.78	96.96	68.65	108.18
NASDAQ BIOTECHNOLOGY	100.00	221.00	290.13	244.61	149.60	218.09

*100 invested on 12/31/98 in stock or index-
including reinvestment of dividends.
Fiscal year ending December 31.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        This report is submitted by the Compensation Committee, which is responsible for establishing and administering our executive compensation policies and stock option plans. This committee is composed of Bert Crandell and George D. Calvert, neither of whom is an employee of ours. This report addresses the compensation policies for fiscal year 2003 as they affected Philip R. Reilly, in his capacity as Director, Chairman of the Board and Chief Executive Officer, and our other executive officers.

  Overall Objectives of the Executive Compensation Program

        The purpose of our compensation plan is to attract, retain and motivate key management employees. It is our philosophy to pay our executives at levels commensurate with both Company and individual performance. A primary consideration in developing our executive compensation programs is to link the long-term financial interests of executives with those of the Company and its shareholders. The Compensation Committee reviews compensation for comparable organizations in order to establish the Company's total compensation program and determine awards under the Incentive Plan.

        In 2003, the total compensation program for our top executives, approved by our Board of Directors, consisted of a base salary for each of these executives.

  Base Salary Program

        It is our policy to establish salaries at a level approximating the average of the competitive levels in comparable organizations and to provide annual salary increases reflective of the executive's performance, level of responsibility and position with the Company.

  Annual Incentive

        Each year, the Compensation Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive. Factors considered include implementation of the business plan, revenue growth, net profitability and cost control. The Compensation Committee does not utilize formalized mathematical formulae, nor does it assign weightings to these factors. The Compensation Committee, in its sole discretion, determines the amount, if any, of incentive payments to each executive. The Compensation Committee believes that the Company's growth in revenue and profitability requires subjectivity on the part of the Committee when determining incentive payments. The Compensation Committee believes that specific formulae restrict flexibility.

  Equity Incentive Plan

        In 2000, we adopted the Incentive Plan which permits us to make grants of stock options, stock appreciation rights or restricted stock awards as part of our overall incentive compensation program. The Incentive Plan is intended to attract, retain and motivate key management personnel and to align the interest of the executives with those of shareholders. The overall long-term incentive grant levels are established by reviewing the number of shares reserved for such plans by comparable organizations. Individual long-term incentive grants are based on the employee's position and responsibility level. In 2003, the Company granted options to purchase 210,000 shares of Common Stock to Drs. Reilly and Kornman and Mr. Eloi and options to purchase 30,000 shares of Common Stock to Dr. Martha under the Incentive Plan.

  Section 162(m)

        Section 162(m) of the Code currently imposes a $1 million limitation on the deductibility of certain compensation paid to each of our five highest paid executives. Excluded from this limitation is compensation that is "performance based." For compensation to be performance based it must meet certain criteria, including being based on predetermined objective standards approved by shareholders. In general, we believe that compensation relating to options granted under the Incentive Plan should be included in the $1 million limitation calculation. Compensation relating to our incentive compensation awards do not currently qualify for exclusion from the limitation, given the discretion that is provided to the Committee in establishing the performance goals for such awards. The Compensation Committee believes that maintaining the discretion to evaluate the performance of our management is an important part of its responsibilities and inures to the benefit of our shareholders. The Compensation Committee, however, intends to take into account the potential application of Section 162(m) with respect to incentive compensation awards and other compensation decisions made by it in the future.

CEO Compensation

        The Committee established Dr. Reilly's' base salary at $325,000, which approximates the median level of CEOs at comparable companies in the Boston area. As of February 29, 2004, Dr. Reilly had beneficial ownership of 1,099,850 shares of stock, including 983,000 shares of which he has a right to receive pursuant to stock options exercisable within 60 days of February 29, 2004.

Conclusion

        The Compensation Committee believes these executive compensation policies serve the interests of the shareholders and the Company effectively. The Committee believes that the various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the shareholders' benefit.

Members of the Compensation Committee Bert Crandell George D. Calvert

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors, which is comprised of members who meet the independence requirements of the Boston Stock Exchange, on which the company's shares are listed, has furnished the following report.

        The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2002, the Audit Committee took the following actions:

  •
  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with management and Grant Thornton LLP, our independent auditors;

  •
  Discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

  •
  Received written disclosures and the letter from Grant Thornton LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit

    Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

Members of the Audit Committee Thomas R. Curran, Jr. Beto Guajardo

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

CORPORATE CODE OF CONDUCT AND ETHICS

        We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics will be made available to stockholders without charge, upon request in writing to the Corporate Secretary at Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, MA 02452. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within five business days following the date of the amendment or waiver.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Our Audit Committee reviews and approves in advance all related-party transactions.

        In February 2004, we entered into a Distribution Agreement with Access Business Group International LLC, an affiliate of our major stockholder, Pyxis Innovations, Inc. Pursuant to this Agreement, we will establish a clinical laboratory, sell genetic tests to Access Business Group and certain of its affiliates and process these genetic tests in our clinical laboratory. The term of the Agreement is one year from our receipt of all certifications for our clinical laboratory required under the Clinical Laboratory Improvement Act of 1988, as amended.

ANNUAL REPORT ON FORM 10-K; INCORPORATION BY REFERENCE

        Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the Annual Meeting, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC. Requests should be directed to Investor Relations, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, MA 02452.

        To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by Interleukin under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled "Report of the Compensation Committee on Executive Compensation," "Report of the Audit Committee," and "Performance Graph" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

PROPOSAL 1:
RE-ELECT PHILIP R. REILLY TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE 2007 ANNUAL MEETING OR UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED

        Philip R. Reilly is assigned to Class I and has been nominated to serve for a three-year term. Dr. Reilly is now a director of the Company. Dr. Reilly has consented to be named and has indicated his intent to serve if elected.

        Biographical information is contained in the section titled "Business Experience."

        It is the intention of the people named in the enclosed proxy card to vote the proxy for the election of Dr. Reilly. We do not contemplate that Dr. Reilly will become unavailable for any reason, but if he did become unavailable before the meeting, proxies that do not withhold authority to vote for directors will be voted for another nominee, in accordance with the best judgment of the person or persons appointed to vote the proxy.

        The enclosed form of proxy provides a means for the holders of Common Stock to vote for the nominee listed or to withhold authority to vote the nominee. Each properly executed proxy received in time for the Meeting will be voted as specified, or if a shareholder does not specify in his or her executed proxy how the shares represented by his or her proxy are to be voted, the shares will be voted for the nominee listed or for another nominee as provided above. The director nominee receiving the affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote will be elected as directors. Abstentions and broker non-votes will not be included in the vote totals and, therefore, will not affect the outcome of the election.

The Board of Directors recommends a vote "FOR" the election of the individual nominated for election as director, and proxies solicited by the board will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

PROPOSAL 2:
APPROVE THE 2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN
AND THE RESERVATION OF 2,000,000 OF SHARES OF COMMON STOCK
FOR STOCK AND STOCK OPTION GRANTS UNDER THE PLAN

General

        In March 2004, the Board of Directors approved the 2004 Employee, Director and Consultant Stock Plan (the "2004 Stock Plan"), which is attached as Appendix B to this proxy statement. A total of 2,000,000 shares of Common Stock were initially reserved for issuance under the 2004 Stock Plan. The 2004 Stock Plan may be amended by the Board of Directors or the Compensation Committee of the Board of Directors, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such Stockholder approval. The 2004 Stock Plan is being submitted for Stockholder approval at the Meeting to ensure continued qualification of the 2004 Stock Plan under (i) Boston Stock Exchange rules, (ii) Section 162(m) of the Internal Revenue Code and (iii) Section 422 of the Internal Revenue Code. The Board believes that adopting the 2004 Stock Plan is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants. All employees and consultants of the Company and the members of the Board of Directors are eligible to participate in the 2004 Stock Plan.

Summary of Material Features of the Plan.

        The following is a summary of the key provisions of the Plan.

Purpose:	The purpose of the Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.
Administration:	The Plan is to be administered by our Board of Directors, except to the extent that it delegates its authority to a committee of the Board of Directors. The Board of Directors has designated its Compensation Committee as the administrator of the Plan. As to options, subject to the provisions of the Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Plan.
Awards:	Options granted under the 2004 Stock Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options. The 2004 Stock Plan authorizes the issuance of stock grants to our employees, directors and consultants, the grant of incentive stock options to our employees and the grant of non-qualified options to our employees, directors and consultants (approximately 35 people).

Options Exercise Price:	For non-qualified options, the exercise price per share is determined by the Compensation Committee, subject to the limitation that the exercise price at least equal the par value per share of our common stock (i.e. $0.001 per share).
For incentive stock options, the exercise price per share is determined by the Compensation Committee, subject to the limitation that the exercise price at least equal 100% of the fair market value per share of common stock on the date of grant of the incentive stock option. If the optionee owns more than 10% of the total combined voting power of Interleukin, the exercise price per share must at least equal 110% of the fair market value per share of common stock on the date of grant of the incentive stock option.
Term of Options:	The term of non-qualified options is determined by the Compensation Committee. For incentive stock options, the term of the option, like the exercise price, depends upon the ownership interest of the optionee in Interleukin. Generally, the term of an incentive stock option is ten years. If the optionee owns more than 10% of the total combined voting power of Interleukin, the term of the incentive stock option will be no more than five years. An option is subject to early termination upon the termination of employment or other relationship of the optionee with us, whether such termination is at the option of us, the optionee, or as a result of the death or disability of the optionee.
Vesting; Exercise of Options:	An option may be exercised by giving written notice to us together with provision for payment of the full exercise price for the number of shares as to which the option is being exercised. The ability of an optionee to exercise an option, however, is subject to the vesting of the option. At the time the option is granted, a vesting period is established, which generally extends over a period of a few years. As the option vests, an optionee will be able to exercise the option with respect to the vested portion of the shares and ultimately with respect to all of the vested shares, until such time as the option expires or terminates.
Term of Stock Grant:	The date prior to which an offer of a stock grant must be accepted by a grantee and the stock grant purchase price, if any, shall be determined by the Compensation Committee. A stock grant may be subject to repurchase by us upon termination of employment of the grantee with Interleukin, under certain circumstances.

Federal Income Tax Considerations

        The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under the Plan:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to Interleukin at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and Interleukin will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.
Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to Interleukin at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to Interleukin in an amount equal to the optionee's compensation income.
An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants:	With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. Interleukin generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. Interleukin generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

        The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting, voting together on an as-converted basis, is required to approve the Stock Plan.

The Board of Directors recommends a vote to approve the 2004 Employee, Director and Consultant Stock Plan and the reservation of 2,000,000 shares of common stock for grants of stock and stock options under the Plan, and proxies solicited by the board will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

PROPOSAL 3:
RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        Our Audit Committee has appointed Grant Thornton LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2004. The Board proposes that the stockholders ratify this appointment. Grant Thornton audited our financial statements for the fiscal years ended December 31, 2003 and 2002. We expect that representatives of Grant Thornton will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

        On June 28, 2002, our Board of Directors, upon the approval of the Audit Committee, dismissed Arthur Andersen LLP as our independent public accountants. Arthur Andersen's report on our consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification with respect to their audit report on our financial statements for the fiscal year ended December 31, 2001. In connection with its audit for our fiscal year ended December 31, 2001 and its review of our financial statements for the quarter ending March 31, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with Arthur Andersen's report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K through the date of this report.

        The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Company's annual financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by Grant Thorton LLP during those periods.

	2002	2003
Audit fees:(1)	35,000	39,000
Audit related fees:(2)	—	2,850
Tax fees:(3)	—	12,000

Total	35,000	53,850

(1)
Audit fees consisted of audit work performed related to the preparation of the year-end financial statements, as well as reviews of the quarterly financial statements.

(2)
Audit related fees consisted principally of review of a Form S-3 in 2003.

(3)
Tax fees consist principally of assistance with matters related to the filing of our 2002 Federal and State taxes as well as tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.     Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.     Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting, voting together on an as-converted basis, is required to ratify the appointment of the independent public accountants.

        In the event the stockholders do not ratify the appointment of Grant Thornton as our independent public accountants, the Audit Committee will reconsider its appointment.

The Board Of Directors recommends a vote to ratify the appointment of Grant Thornton as independent public accountants, and proxies solicited by the board will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

        To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2005, stockholder proposals must be received no later than January 1, 2005. To be considered for presentation at the 2005 Annual Meeting, although not included in the proxy statement, proposals must be received no later than April 6, 2005 and not before December 6, 2004. Proposals received after April 6, 2005 will not be voted on at the Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, MA 02452.

        To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2005 nominations for directors must be received no later than January 1, 2005. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than March 6, 2005. Nominations received after that date will not be voted on at the Annual Meeting. If a nomination is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority with respect to the nomination under circumstances consistent with the proxy rules of the SEC. All nominations for directors should be marked for the attention of Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

Waltham, Massachusetts
April 29, 2004

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available to beneficial owners of our common stock without charge upon written request to Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, MA 02452.

APPENDIX A—

AUDIT COMMITTEE CHARTER

I.    PURPOSE

        The Audit Committee shall provide assistance to the board of directors of the Corporation (the "Board") in fulfilling the Board's responsibility to the Corporation's shareholders relating to the Corporation's accounting, financial reporting practices, and the quality and integrity of its financial reports. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Corporation;

  •
  Oversee that management has established and maintained an independent relationship with its external auditor;

  •
  Oversee that management has established and maintained processes to assure that an adequate system of internal control of financial reporting is functioning within the Corporation; and

  •
  Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

        The Audit Committee's responsibility is oversight. Management of the Corporation has the responsibility for the Corporation's financial statements as well as the Corporation's financial reporting process, principles, and internal controls. The independent auditor is responsible for performing an audit of the Corporation's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Corporation's quarterly financial statements and other procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management of the independent auditor as to any non-audit services provided by the independent auditor to the Corporation.

II.    COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of NASD Rule 4200, which governs the Nasdaq Stock Market ("Nasdaq"), as such requirements may be changed from time to time; provided, that any non-independent director serving on the Audit Committee pursuant to the "exceptional and limited circumstances" exception available under Nasdaq rules may not serve on the Audit Committee for more than two (2) years; and provided, further, that such non-independent director may not be permitted to serve as chair of the Audit Committee.

        All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand fundamental financial statements at the time of their appointment to the Audit Committee. Furthermore, at least one member of the Audit Committee shall be financially sophisticated as defined by having experience in finance or accounting, professional certification in accounting, or any other comparable experience or background, such as being or having been a CEO or CFO or other senior officer with financial oversight responsibilities. The Corporation shall disclose, in its annual report, whether or not, and if not, the reasons therefor, the Audit Committee includes at least one Audit Committee Financial Expert, as defined by the Securities Exchange Act of 1934, as amended.

        The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.    MEETINGS

        The Audit Committee shall meet in executive session at least two times per year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet separately, at least annually, with management, the director of the internal auditing department and the independent auditor to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet separately with the independent auditor, and management quarterly to review the Corporation's financial statements in accordance with Section IV below.

IV.    RESPONSIBILITIES AND DUTIES

        The Audit Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, retention, compensation, evaluation, oversight and, if necessary, termination of the registered public accounting firm(s) employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

  1.
  Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

  2.
  Review with management and the independent auditor the Corporation's annual financial statements and Form 10-K prior to the filing of the Form 10-K or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

  3.
  Review with management and the independent auditor each Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  4.
  Review with management and the independent auditor the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation's financial statements.

Independent Auditor

  5.
  Review the performance of the independent auditor and appoint or terminate the independent auditor. The Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent auditor is ultimately accountable to the Audit Committee for such auditor's review of the financial statements and controls of the Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditor.

  6.
  Approve in advance all audit services and all permitted non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate, to one or more designated members of the Audit Committee, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

  7.
  Oversee and ensure the independence of the auditor by:

  •
  receiving from, and reviewing and discussing with, the auditor, on a periodic basis, a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

  •
  reviewing, and actively discussing with the Board, if necessary, and the auditor, on a periodic basis, any disclosed relationships or services between the auditor and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditor;

  •
  recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditor's independence; and

  •
  ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Corporation for more than five (5) consecutive fiscal years.

  8.
  Set clear hiring policies for employees or former employees of the Corporation's independent auditor.

Financial Reporting Process

  9.
  In consultation with the independent auditor and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external. The Audit Committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the internal audit function.

  10.
  Consider and approve, if appropriate, changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor, management, or the internal auditing department.

  11.
  Ensure that there exist regular systems of reporting to the Audit Committee by each of management, the independent auditor and the internal auditor regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

  12.
  Regularly review any significant disagreements among management and the independent auditor or the internal auditing department in connection with the preparation of the financial statements.

  13.
  Ensure and oversee timely reports from the independent auditor to the Audit Committee of (i) all critical accounting policies and practices; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

Legal Compliance/General

  14.
  Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  15.
  Report through its Chair to the Board following meetings of the Audit Committee.

  16.
  Maintain minutes or other records of meetings and activities of the Audit Committee.

  17.
  Review and approve, prior to the Corporation's entry into any such transactions, all transactions between the Corporation and its executive officers, members of its Board, beneficial holders of more than 5% of the Corporation's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

  18.
  When deemed necessary by the members of the Audit Committee, retain independent legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

  19.
  Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  20.
  Perform any other activities consistent with this Charter, the Corporation's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.    COMPENSATION

  21.
  Audit Committee members shall be compensated by the Corporation solely in the form of directors' fees. Audit Committee members may, however, receive greater fees than those received for Board service by other Board members, in light of their heightened responsibilities to the Corporation.

APPENDIX B—

2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.    DEFINITIONS.

        Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Interleukin Genetics, Inc. 2004 Employee, Director and Consultant Stock Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

          Board of Directors means the Board of Directors of the Company.

          Code means the United States Internal Revenue Code of 1986, as amended.

          Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's common stock, $.001 par value per share.

          Company means Interleukin Genetics, Inc., a Delaware corporation.

          Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

          Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

          Fair Market Value of a Share of Common Stock means:

    (1)
    If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

    (2)
    If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

    (3)
    If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

          Non-Qualified Option means an option which is not intended to qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.

          Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Plan means this Interleukin Genetics, Inc. 2004 Employee, Director and Consultant Stock Plan.

          Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

          Stock Grant means a grant by the Company of Shares under the Plan.

          Stock Grant Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Stock Right means a right to Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option or a Stock Grant.

        Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

        The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options and Stock Grants.

3.    SHARES SUBJECT TO THE PLAN.

        The number of Shares which may be issued from time to time pursuant to this Plan shall be 2,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of the Plan. If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.    ADMINISTRATION OF THE PLAN.

        The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

  a.
  Interpret the provisions of the Plan or of any Option or Stock Grant and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

  b.
  Determine which Employees, directors and consultants shall be granted Stock Rights;

  c.
  Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year.

  d.
  Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

  e.
  Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Options or Shares acquired upon exercise of Options.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

        If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.    ELIGIBILITY FOR PARTICIPATION.

        The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options and Stock Grants may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.    TERMS AND CONDITIONS OF OPTIONS.

        Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

  A.
  Non-Qualified Options:    Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

    a.
    Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

    b.
    Each Option Agreement shall state the number of Shares to which it pertains;

    c.
    Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

    d.
    Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

    i.
    The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

    ii.
    The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

  B.
  ISOs:    Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

  a.
  Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

  b.
  Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

  i.
  10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

  ii.
  More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

  c.
  Term of Option: For Participants who own:

  i.
  10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

  ii.
  More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

  d.
  Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    TERMS AND CONDITIONS OF STOCK GRANTS.

        Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

  (a)
  Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

  (b)
  Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

  (c)
  Each Stock Grant Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue and the purchase price therefor, if any.

8.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by delivery of the grantee's personal note, for full, partial or no recourse, bearing interest payable not less than annually at market rate on the date of exercise and at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

        The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

        The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 26) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

        The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

9.    ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.

        A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement. Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant, or (c) at the discretion of the Administrator, by delivery of the grantee's personal note, for full or partial recourse as determined by the Administrator, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

        The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

        The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

10.    RIGHTS AS A SHAREHOLDER.

        No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

11.    ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

        By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Option Agreement or Stock Grant Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

12.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

  a.
  A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 13, 14, and 15, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

  b.
  Except as provided in Subparagraph (c) below, or Paragraph 14 or 15, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant's termination of employment.

  c.
  The provisions of this Paragraph, and not the provisions of Paragraph 14 or 15, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

  d.
  Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

  e.
  A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

  f.
  Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

13.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

  a.
  All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

  b.
  For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

  c.
  "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

  d.
  Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

14.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in a Participant's Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

  a.
  To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

        A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

        The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.    EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

  a.
  To the extent that the Option has become exercisable but has not been exercised on the date of death; and

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

        If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

16.    EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.

        In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

        For purposes of this Paragraph 16 and Paragraph 17 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

        In addition, for purposes of this Paragraph 16 and Paragraph 17 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

17.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 18, 19, and 20, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.

18.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

  a.
  All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

  b.
  For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

  c.
  "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

  d.
  Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

19.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

        The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

20.    EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's death.

21.    PURCHASE FOR INVESTMENT.

        Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

  a.
  The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

    "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

  b.
  At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

22.    DISSOLUTION OR LIQUIDATION OF THE COMPANY.

        Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

23.    ADJUSTMENTS.

        Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Option Agreement or Stock Grant Agreement:

          A.    Stock Dividends and Stock Splits.    If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events.

          B.    Corporate Transactions.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

          With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

          C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

          D.    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

24.    ISSUANCES OF SECURITIES.

        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

25.    FRACTIONAL SHARES.

        No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

26.    CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

        The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

27.    WITHHOLDING.

        In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 28) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

28.    NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

        Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

29.    TERMINATION OF THE PLAN.

        The Plan will terminate on March 4, 2014, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Stock Grant Agreements executed prior to the effective date of such termination.

30.    AMENDMENT OF THE PLAN AND AGREEMENTS.

        The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements and Stock Grant Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

31.    EMPLOYMENT OR OTHER RELATIONSHIP.

        Nothing in this Plan or any Option Agreement or Stock Grant Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

32.    GOVERNING LAW.

        This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

APPENDIX C—

NOMINATING COMMITTEE CHARTER

I.    PURPOSE

        The Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board"): (1) to assist the Board by identifying qualified candidates for director, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to lead the Board in its annual review of the Board's performance; and (3) to recommend to the Board director nominees for each Board Committee.

        To assist in carrying out its duties, the Committee shall have sole authority to retain and terminate any search firm to be used to identify candidates to serve as a director, including sole authority to approve the search firm's fees and other retention terms. In addition, the Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

II.    COMPOSITION

        The Committee shall be comprised of no fewer than three members. All members of the Committee shall meet the independence requirements of the Nasdaq Stock Market.

        Committee members shall be elected by the Board and may be replaced by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.    MEETINGS

        The Nominating Committee shall meet at least twice a year and at such other times as it deems necessary to carry out its responsibilities. The Chair of the Committee and/or the Board may call such meetings.

IV.    GOALS, RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Nominating and Governance Committee shall, among other things:

  1.
  Evaluate the current composition, organization and governance of the Board of Directors and its Committees, and make recommendations to the Board for approval.

  2.
  Determine desired Board member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired. Evaluate and propose nominees for election to the Board of Directors. At a minimum, nominees for service on the Board must be well-regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with the Company's business and the industry in which it operates, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors. In making such recommendations, the Committee will also consider such qualities as independence from the Company, as the definition of "independence" may be revised from time to time. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

  3.
  Administer the annual Board of Directors performance evaluation process, including conducting surveys of director observations, suggestions and preferences.

  4.
  Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the slate of directors for election to the Board.

  5.
  Consider all bona fide candidates recommended by shareholders for nomination for election to the Board. The Committee will consider such candidates using the same screening criteria as are applied to all other potential nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner, under the requirements of the Securities and Exchange Commission and the Company's By-laws, as they may be amended from time to time.

  6.
  As necessary in the Committee's judgment from time to time, retain and compensate third party search firms to assist in identifying or evaluating potential nominees to the Board.

  7.
  Evaluate and recommend termination of membership of individual directors in accordance with the Board of Directors' governance principles, for cause or for other appropriate reasons.

  8.
  Evaluate and consider matters relating to the qualifications of directors.

  9.
  Form and delegate authority to subcommittees when appropriate.

  10.
  Make regular reports to the Board concerning its activities.

  11.
  Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

  12.
  Annually evaluate its own performance.

  13.
  Fulfill such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board and/or the Chairman of the Board.

2

\*/ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE \*/

Please Detach Here

You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.
Proposal to elect Philip R. Reilly to serve on our Board of Directors until the 2007 Annual Meeting or until his successor is elected and has qualified.

☐	FOR	☐	AGAINST	☐	WITHHOLD
2.
Proposal to approve the 2004 Employee, Director and Consultant Stock Plan and the reservation of 2,000,000 shares of common stock for grants of stock and stock options under the Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.
Proposal to ratify the appointment of Grant Thornton LLP as the company's independent public accountants for the fiscal year ending December 31, 2004.

☐	FOR	☐	AGAINST	☐	ABSTAIN

☒    Please mark votes as in this example.

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

THANK YOU FOR VOTING.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated:	, 2004

Signature

Signature

\*/ DETACH PROXY CARD HERE \*/

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
JULY 7, 2004
INTERLEUKIN GENETICS' BOARD OF DIRECTORS SOLICITS THIS PROXY

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 29, 2004 in connection with the Annual Meeting of Stockholders of Interleukin Genetics, Inc. (the "Company") to be held at 9:00 a.m. on Thursday, June 7, 2004 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111 and hereby appoints Philip R. Reilly and Fenel M. Eloi, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Interleukin Genetics, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

        This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1, 2 and 3.

        In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

        If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

(Continued, and to be dated and signed on the other side)

QuickLinks

PROXY STATEMENT April 29, 2004
NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CHANGE OF CONTROL
MANAGEMENT
BUSINESS EXPERIENCE
EXECUTIVE COMPENSATION
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG INTERLEUKIN GENETICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ BIOTECHNOLOGY INDEX
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CORPORATE CODE OF CONDUCT AND ETHICS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
ANNUAL REPORT ON FORM 10-K; INCORPORATION BY REFERENCE
PROPOSAL 1: RE-ELECT PHILIP R. REILLY TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE 2007 ANNUAL MEETING OR UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED
PROPOSAL 2: APPROVE THE 2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN AND THE RESERVATION OF 2,000,000 OF SHARES OF COMMON STOCK FOR STOCK AND STOCK OPTION GRANTS UNDER THE PLAN
PROPOSAL 3: RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
APPENDIX A—
APPENDIX B—
APPENDIX C—
Please Detach Here